                 [BANK OF AMERICA SECURITIES LOGO APPEARS HERE]

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2002-F
$369,186,000 (approximate)

Class A-1 and Class A-2 (Offered Certificates)

Bank of America, N.A.
Seller and Servicer

[BANK OF AMERICA SECURITIES LOGO APPEARS HERE]


June 17, 2002

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-----------------------------------------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                  BoAMS 2002-F
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                   To Maturity
-----------------------------------------------------------------------------------------------------------------
                                                          Est.     Est. Prin.      Expected           Expected
                 Approx.                                  WAL       Window           Final            Ratings
   Class        Size/(1)/   Interest - Principal Type    (yrs)       (mos)          Maturity       (Moody's/Fitch)

Offered Certificates
--------------------
    A-1       $269,186,000    Variable - Pass-thru/(2)/    3.26        1 - 360        6/25/2032          Aaa/AAA

    A-2       $100,000,000    Variable - Pass-thru/(2)/    3.26        1 - 360        6/25/2032          Aaa/AAA

Not Offered Hereunder
---------------------
    B-1        $4,750,000                                                                            Not Rated/AA
    B-2        $2,281,000                                                                            Not Rated/A
    B-3        $1,330,000                                                                           Not Rated/BBB
    B-4         $760,000                                                                             Not Rated/BB
    B-5         $760,000                                                                              Not Rated/B
                                                                                                    Not Rated/Not

    B-6        $951,017.72                                                                              Rated
   A-PO        $41,654.38      Principal Only/(3)/                                                     Aaa/AAA
-----------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to July 2006, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of August 2006 and prior to June 2007, interest will accrue on the Class A-1 Certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ] and for the Class A-2 Certificates interest will accrue at a rate equal to the Adjusted Net WAC of the Mortgage Loans plus
     [ ]. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) The Class A-PO Certificates are Principal Only Certificates. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the Class A-PO Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).



-----------------------------------------------------------------------------------------------------------------
                           To The Rate Reset Date/(3)/
-----------------------------------------------------------------------------------------------------------------
                                                          Est.     Est. Prin.      Expected        Expected
               Approx.                                    WAL       Window          Final          Ratings
  Class         Size/(1)/    Interest - Principal Type   (yrs)       (mos)         Maturity     (Moody's/Fitch)
Offered Certificates
--------------------
   A-1        $269,186,000    Variable - Pass-thru/(2)/   2.55      1 - 59         5/25/2007       Aaa/AAA
   A-2        $100,000,000    Variable - Pass-thru/(2)/   2.55      1 - 59         5/25/2007       Aaa/AAA
-----------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to July 2006, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of August 2006 and prior to June 2007, interest will accrue on the Class A-1 Certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ] and for the Class A-2 Certificates interest will accrue at a rate equal to the Adjusted Net WAC of the Mortgage Loans plus
     [ ]. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) Assumes any outstanding principal balance on the Class A-1 and Class A-2 Certificates will be paid in full on the Distribution Date occurring in the month of May 2007.


Banc of America Securities LLC
---------------------------------------------------------------------------    2
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

-------------------------------------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                          Preliminary Summary of Terms
-------------------------------------------------------------------------------------------------------------
Transaction:                      Bank of America Mortgage Securities, Inc. Mortgage Pass-Through
                                  Certificates, Series 2002-F

Lead Manager (Book Runner):       Banc of America Securities LLC

Co-Managers:                      Lehman Brothers Inc. and Bear, Stearns & Co. Inc.

Seller and Servicer:              Bank of America, N.A.

Trustee:                          The Bank of New York

Transaction Size:                 $380,059,672

Securities Offered:
                                  $269,186,000 Class A-1 Certificates

                                  $100,000,000 Class A-2 Certificates

Collateral:                       5/1 Hybrid LIBOR ARM Residential Mortgage Loans: fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage
                                  Loans have a fixed interest rate for approximately 5 years after origination and thereafter the Mortgage Loans have a variable interest rate indexed off of one year LIBOR.

Rating Agencies:                  Moody's Investor Service, Inc. and Fitch, Inc. (Senior Certificates) and
                                  Fitch, Inc. (Subordinate Certificates except for the Class B-6
                                  Certificates)

Expected Pricing Date:            Week of June 17th, 2002

Expected Closing Date:            June 26, 2002

Collection Period:                The calendar month preceding the current Distribution Date

Distribution Date:                25th of each month, or the next succeeding Business Date
                                  (First Payment Date: July 25, 2002)

Cut-Off Date:                     June 1, 2002

Senior Certificates:              Class A-1, A-2 and A-PO Certificates  (the "Class A Certificates").

Subordinate Certificates:         Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the "Class B
                                  Certificates"). The Subordinate Certificates are not offered hereunder.
-------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
---------------------------------------------------------------------------    3
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Day Count:                      30/360

Prepayment Speed:               25% CPR

Clearing:                       DTC, Clearstream and Euroclear

                                   Original
                                  Certificate       Minimum         Incremental
Certificates:                        Form        Denominations     Denominations
                                     ----        -------------     -------------

   Class  A-1 and A-2             Book Entry       $ 1,000              $1

   Class A-PO, Class B-1, B-3     Book Entry       $25,000              $1
    and  B-4

SMMEA Eligibility:              The Class A Certificates and the Class B-1
                                Certificate are expected to constitute
                                "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility: All of the Certificates, except the Class B-4, Class B-5 and Class B-6 Certificates, are expected to be ERISA eligible.

Tax Structure:                  REMIC

Optional Clean-up Call:         Any Distribution Date on or after which the
                                Aggregate Principal Balance of the Mortgage
                                Loans declines to 10% or less of the Aggregate
                                Principal Balance as of the Cut-Off Date ("Cut-
                                Off Date Pool Principal Balance")

Principal:                      Principal will be allocated to the certificates
                                according to the Priority of Distributions: The
                                Senior Principal Distribution Amount will generally be allocated pro rata to the Class A-1 and Class A-2 Certificates (other than to Class
                                A-PO that will receive principal based on the Ratio Strip Principal Amount) until their class balances have been reduced to zero. The
                                Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. (Please see the Priority of Distributions section.)

--------------------------------------------------------------------------------



Banc of America Securities LLC
---------------------------------------------------------------------------    4
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Interest Accrual:         Interest will accrue on each class of Certificates
                          (except for Class A-PO; interest will accrue on the Class A-PO beginning in May 2007 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs (each, an "Interest Accrual
                          Period"). The initial Interest Accrual Period will be deemed to have commenced on June 1, 2002. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.

Administrative Fee:       The Administrative Fees with respect to the Trust are
                          payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of
                          (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                          Fee") and (b) fees paid to the Trustee. The
                          Administrative Fees will accrue on the Stated
                          Principal Balance of each Mortgage Loan at a rate (the
                          "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage Loan and the Trustee
                          Fee Rate. The Trustee Fee Rate will be 0.0040% per annum. In the month of and prior to the Distribution
                          Date in May 2007, the Servicing Fee Rate for Mortgage
                          Loans will be the per annum rate equal to (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of [ %] and the Trustee Fee Rate;
                          provided, however, that the Servicing Fee Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. After the Distribution Date in May
                          2007, the Servicing Fee Rate will equal 0.250% per annum for each Mortgage Loan.

Adjusted Net WAC:         The Adjusted Net WAC of the Mortgage Loans is equal to
                          (A) the sum of the product, for each Mortgage Loan, of
                          (i) the Net Mortgage Interest Rate for such Mortgage
                          Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date divided by (B) the sum of the product of, for each Mortgage
                          Loan, of (i) the Non-Ratio Strip Percentage for such
                          Mortgage Loan multiplied by (ii) the Stated Principal
                          Balance of such Mortgage Loan on the due date of the month preceding the month of such Distribution Date.

--------------------------------------------------------------------------------




Banc of America Securities LLC
---------------------------------------------------------------------------    5
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution Amount:       The Pool Distribution Amount with respect to any
                                Mortgage Loans on any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise (collectively,
                                "Liquidation Proceeds"), during the related
                                Collection Period (in each case, net of
                                unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution
                                Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:              For any Distribution Date, immediately prior to
                                such date, (i) the aggregate principal balance of the Class A Certificates (other than the Class A-PO Certificates) divided by (ii) the aggregate principal balance of the Certificates
                                (other than the Class A-PO Certificates).

Subordinated Percentage:        For any Distribution Date the percentage equal
                                to 100% minus the Senior Percentage for such date.

--------------------------------------------------------------------------------



Banc of America Securities LLC
---------------------------------------------------------------------------    6
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage:   For the following Distribution Dates, will be
                                as follows:


                                 Distribution Date    Senior Prepayment %
                                 -----------------    -------------------
                                 July 2002 through    100%;
                                  June 2009

                                 July 2009 through    the Senior Percentage
                                  June 2010           plus, 70% of the
                                                      Subordinate Percentage;

                                 July 2010 through    the Senior  Percentage
                                  June 2011           plus, 60% of the
                                                      Subordinate Percentage;

                                 July 2011 through    the Senior Percentage
                                  June 2012           plus, 40% of the
                                                      Subordinate Percentage;

                                 July 2012 through    the Senior Percentage
                                  June 2013           plus, 20% of the
                                                      Subordinate Percentage;
                                                      and

                                 July 2013 and        the Senior Percentage.
                                  thereafter

                                 provided, however,

                                 (i)  if on any Distribution Date the Senior
                                 Percentage exceeds the initial Senior
                                 Percentage as of the Closing Date, the Senior Prepayment Percentage for such date will equal 100%, (ii) if on any Distribution Date prior to the July 2005 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage as of the Closing Date, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage, and (iii) if on or after the July 2005 Distribution Date, prior to giving effect to any distributions, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage as of the Closing Date for such Distribution Date, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage.

--------------------------------------------------------------------------------


Banc of America Securities LLC
---------------------------------------------------------------------------    7
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Net Mortgage Interest Rate:            As to any Mortgage Loan and Distribution
                                       Date, such Mortgage Loan's Mortgage
                                       Interest Rate thereon on the first day
                                       of the month preceding the month of the
                                       related Distribution Date reduced by the Servicing Fee Rate applicable to each Mortgage Loan and the Trustee Fee Rate.

Discount Mortgage Loan::               Any Mortgage Loan with a Net Mortgage
                                       Interest Rate on the closing date that is
                                       less than [   %] per annum.

Premium Mortgage Loan:                 Any Mortgage Loan with a Net Mortgage
                                       Interest Rate on the closing date that is equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:            As to any Discount Mortgage Loan:, a
                                       fraction (expressed as a percentage), the numerator of which is the Net Mortgage
                                       Interest Rate of such Discount Mortgage
                                       Loan: on the closing date and the
                                       denominator of which is [ %]. As to any Mortgage Loan that is not a Discount
                                       Mortgage Loan, 100%.

Ratio Strip Percentage:                As to any Discount Mortgage Loan, 100%
                                       minus the Non-Ratio Strip Percentage for such Mortgage Loan. As to any Mortgage
                                       Loan that is not a Discount Mortgage
                                       Loan, 0%.

Ratio Strip Principal Amount:          As to any Distribution Date, the sum of
                                       the Ratio Strip Percentage of (a) the
                                       principal portion of each Monthly Payment
                                       (without giving effect to payments to
                                       certain reductions thereof due on each
                                       Mortgage Loan on the related Due Date),
                                       (b) the Stated Principal Balance, as of
                                       the date of repurchase, of each Mortgage
                                       Loan that was repurchased by the related
                                       Seller or the Depositor pursuant to the
                                       Pooling and Servicing Agreement as of
                                       such Distribution Date, (c) any
                                       substitution adjustment payments in
                                       connection with any defective Mortgage
                                       Loan received with respect to such
                                       Distribution Date, (d) any liquidation
                                       proceeds allocable to recoveries of
                                       principal of Mortgage Loans that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                                       Date with respect to such Mortgage Loan
                                       and (f) all Principal Prepayments on
                                       Mortgage Loans received during the
                                       calendar month preceding the month of
                                       such Distribution.

--------------------------------------------------------------------------------



Banc of America Securities LLC
---------------------------------------------------------------------------    8
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Principal Distribution Amount:  As to any Distribution Date, the sum of
                                       (i) the Senior Percentage of the
                                       Non-Ratio Strip Percentage of all
                                       amounts described in clauses (a) through
                                       (d) of the definition of "Ratio Strip
                                       Principal Amount" for such Distribution
                                       Date and (ii) the Senior Prepayment
                                       Percentage of the Non-Ratio Strip
                                       Percentage of the amounts described in
                                       clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such Distribution Date subject to certain reductions due to losses.

Subordinate Principal Distribution     With respect to any Distribution Date, an
Amount:                                amount equal to (i) the Subordinate
                                       Percentage of the Non-Ratio Strip
                                       Percentage of all amounts described in
                                       clauses (a) through (d) of the definition of "Ratio Strip Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the
                                       Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal
                                       Amount" for such Distribution Date
                                       subject to certain reductions due to
                                       losses.

Class A-PO Deferred Amount:            As to any Distribution  Date prior to the
                                       Senior Credit Support Depletion Date, the aggregate of the Ratio Strip Percentage of each Realized Loss to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet distributed to the Class A-PO
                                       Certificates. Class A-PO Deferred Amounts will be payable to the holders of the Class A-PO Certificates from amounts otherwise distributable as principal to the Subordinated Certificates, in reverse order of priority beginning with the Class B-6 Certificates.

--------------------------------------------------------------------------------



Banc of America Securities LLC
---------------------------------------------------------------------------    9
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
Credit support for the Offered Certificates is provided by subordination. The Subordinate Certificates provide credit support to the Senior Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates (other than the Class A-PO Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates (other than the Class A-PO Certificates) over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates

                            -------------------------
                                     Class A            -Up pointing arrow-
                             (Credit Support 2.85%)
                           -------------------------
                                    Class B-1
                             (Credit Support 1.60%)
                           -------------------------
                                    Class B-2
                             (Credit Support 1.00%)
                            -------------------------        Order of
    Priority of                     Class B-3                  Loss
     Payment                 (Credit Support 0.65%)          Allocation
                            -------------------------
                                    Class B-4
                             (Credit Support 0.45%)
                            -------------------------
                                    Class B-5
                             (Credit Support 0.25%)
                            -------------------------
                                    Class B-6
 -Down pointing arrow-       (Credit Support 0.00%)
                            -------------------------


--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
                     --------------------------------------
                              First, to the Trustee
                     --------------------------------------

                              -Down pointing arrow-
                     --------------------------------------
                       Second, to Class A to pay Interest
                     --------------------------------------

                              -Down pointing arrow-
                     --------------------------------------
                       Third, to Class A to pay Principal
                    --------------------------------------

                              -Down pointing arrow-
                     --------------------------------------
                        Fourth, to Class A-PO to pay any
                           Class A-PO Deferred Amounts
                     --------------------------------------

                              -Down pointing arrow-
                     --------------------------------------
                       Fifth, sequentially, to each class
                       of Subordinate Certificates to pay
                       Interest and Principal in the order
                        of numerical class designations,
                      beginning with Class B-1, until each
                              class balance is zero
                     --------------------------------------

                              -Down pointing arrow-
                     --------------------------------------
                       Sixth, to the residual certificate,
                              any remaining amounts
                     --------------------------------------




Banc of America Securities LLC
---------------------------------------------------------------------------   10
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------


                                            Bond Summary to Maturity

A-1
-----------------------------------------------------------------------------------------------------------------
  CPR                                    5%        15%        20%        25%        30%       40%        50%
-----------------------------------------------------------------------------------------------------------------

  Yield at 100-00                      4.606      4.608      4.602      4.592      4.577     4.537      4.484
  Average Life (Years)                 11.263     5.374      4.102      3.257      2.662     1.888      1.407
  Modified Duration                    7.758      4.261      3.395      2.782      2.328     1.706      1.299
  First Principal Payment Date        7/25/02    7/25/02    7/25/02    7/25/02    7/25/02   7/25/02    7/25/02
  Last Principal Payment Date         6/25/32    6/25/32    6/25/32    6/25/32    6/25/32   6/25/32    6/25/32
  Principal Payment Window (Months)     360        360        360        360        360       360        360



A-2
-----------------------------------------------------------------------------------------------------------------
  CPR                                    5%        15%        20%        25%        30%       40%        50%
-----------------------------------------------------------------------------------------------------------------
  Yield at 101-00                      4.741      4.749      4.724      4.682      4.623     4.459      4.236
  Average Life (Years)                 11.263     5.374      4.102      3.257      2.662     1.888      1.407
  Modified Duration                    7.583      4.199      3.358      2.761      2.318     1.707      1.304
  First Principal Payment Date        7/25/02    7/25/02    7/25/02    7/25/02    7/25/02   7/25/02    7/25/02
  Last Principal Payment Date         6/25/32    6/25/32    6/25/32    6/25/32    6/25/32   6/25/32    6/25/32
  Principal Payment Window (Months)     360        360        360        360        360       360        360




                                      Bond Summary to Rate Reset Date/(1)/

A-1
-----------------------------------------------------------------------------------------------------------------
  CPR                                    5%        15%        20%        25%        30%       40%        50%
-----------------------------------------------------------------------------------------------------------------
  Yield at 100-00                      4.642      4.619      4.605      4.590      4.573     4.532      4.480
  Average Life (Years)                 4.210      3.275      2.891      2.551      2.250     1.752      1.366
  Modified Duration                    3.708      2.918      2.590      2.299      2.040     1.608      1.269
  First Principal Payment Date        7/25/02    7/25/02    7/25/02    7/25/02    7/25/02   7/25/02    7/25/02
  Last Principal Payment Date         5/25/07    5/25/07    5/25/07    5/25/07    5/25/07   5/25/07    5/25/07
  Principal Payment Window (Months)      59         59         59         59        59         59         59



A-2
-----------------------------------------------------------------------------------------------------------------
  CPR                                    5%        15%        20%        25%        30%       40%        50%
-----------------------------------------------------------------------------------------------------------------
  Yield at 101-00                      4.921      4.823      4.765      4.699      4.625     4.449      4.227
  Average Life (Years)                 4.210      3.275      2.891      2.551      2.250     1.752      1.366
  Modified Duration                    3.666      2.894      2.573      2.288      2.034     1.608      1.273
  First Principal Payment Date        7/25/02    7/25/02    7/25/02    7/25/02    7/25/02   7/25/02    7/25/02
  Last Principal Payment Date         5/25/07    5/25/07    5/25/07    5/25/07    5/25/07   5/25/07    5/25/07
  Principal Payment Window (Months)      59         59         59         59        59         59         59





(1) Assumes any outstanding principal balance on the Class A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007.



Banc of America Securities LLC
---------------------------------------------------------------------------   11
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                      Collateral Summary of Mortgage Loans
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

-------------------------------------------------------------------------------------------------------------
                                                             Collateral Summary       Range (if applicable)
                                                             ------------------       ---------------------
Total Outstanding Loan Balance                                      $380,059,672
Total Number of Loans                                                        742
Average Loan Principal Balance                                          $512,210      $301,000 to $1,000,000
WA Gross Coupon                                                           6.309%            4.625% to 7.250%
WA FICO                                                                      742                  620 to 819
WA Original Term (mos.)                                                      359                  180 to 360
WA Remaining Term (mos.)                                                     359                  180 to 360
WA OLTV                                                                   69.75%            12.52% to 95.00%
WA Months to First Adjustment Date                                            60                    49 to 60
WA Gross Margin                                                           2.250%
WA Rate Ceiling                                                          11.309%           9.625% to 12.250%
Geographic Concentration of  Mortgaged Properties               CA        79.84%
(Top 5 States) based on the Aggregate Stated                    FL         3.67%
Principal Balance                                               NV         1.53%
                                                                IL         1.43%
                                                                MA         1.35%
-------------------------------------------------------------------------------------------------------------



Banc of America Securities LLC
---------------------------------------------------------------------------   12
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      Collateral Summary of Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                         Occupancy of the Mortgaged Properties (1)

--------------------------------------------------------------------------------
                                               Aggregate              % of
                           Number of        Stated Principal      Cutoff Date
                            Mortgage          Balance as of       Pool Principal
        Occupancy            Loans            Cutoff Date            Balance
--------------------------------------------------------------------------------
Primary                         705         $360,850,616.16          94.95%
Secondary                        32           17,494,477.22            4.60
Investor                          5            1,714,578.72            0.45
--------------------------------------------------------------------------------
           Total:               742         $380,059,672.10         100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                     Property Types of the Mortgage Loans

--------------------------------------------------------------------------------
                                               Aggregate              % of
                           Number of       Stated Principal        Cutoff Date
                            Mortgage          Balance as of       Pool Principal
        Occupancy            Loans            Cutoff Date            Balance
--------------------------------------------------------------------------------

Single Family Residence         482         $252,727,609.44            66.50%
PUD-Detached                    149           75,261,500.58             19.80
Condominium                      81           38,072,427.41             10.02
2-Family                         11            6,356,004.73              1.67
PUD-Attached                     13            5,050,388.24              1.33
Co-Op                             2              966,926.31              0.25
3-Family                          2              835,170.23              0.22
Townhouse                         2              789,645.16              0.21
--------------------------------------------------------------------------------
           Total:               742         $380,059,672.10           100.00%
================================================================================


               Mortgage Loan Purpose of the Mortgage Loans

--------------------------------------------------------------------------------
                                               Aggregate              % of
                           Number of        Stated Principal       Cutoff Date
                            Mortgage          Balance as of       Pool Principal
        Occupancy            Loans            Cutoff Date            Balance
--------------------------------------------------------------------------------
Purchase                        425         $217,381,262.29           57.20%
Refinance-Rate/Term             231          123,146,602.49            32.40
Refinance-Cashout                86           39,531,807.32            10.40
--------------------------------------------------------------------------------
           Total:               742         $380,059,672.10          100.00%
================================================================================



Banc of America Securities LLC
----------------------------------------------------------------------------  13
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------



            Geographical Distribution of the Mortgage Properties (1)

--------------------------------------------------------------------------------
                                              Aggregate               % of
                           Number of       Stated Principal        Cutoff Date
                            Mortgage        Balance as of        Pool Principal
  Georgraphic Area           Loans           Cutoff Date             Balance
--------------------------------------------------------------------------------
California                      588          $303,453,888.98         79.84%
Florida                          27            13,964,420.73           3.67
Nevada                           11             5,822,959.58           1.53
Illinois                         12             5,422,317.64           1.43
Massachusetts                     8             5,126,038.61           1.35
Arizona                           8             5,099,122.89           1.34
Colorado                         10             4,868,719.46           1.28
Virginia                         10             4,364,715.60           1.15
Texas                             6             3,583,514.93           0.94
Maryland                          7             3,185,608.04           0.84
North Carolina                    8             3,179,412.81           0.84
District of Columbia              6             2,896,280.94           0.76
Washington                        5             2,492,070.94           0.66
Connecticut                       5             2,461,639.80           0.65
Minnesota                         4             2,438,199.50           0.64
Tennessee                         4             1,813,992.93           0.48
South Carolina                    4             1,792,116.55           0.47
Georgia                           4             1,664,673.71           0.44
New York                          3             1,420,224.27           0.37
Missouri                          3             1,176,019.02           0.31
Wisconsin                         2             1,101,000.00           0.29
Kansas                            2               671,519.76           0.18
Ohio                              1               475,580.03           0.13
Arkansas                          1               452,000.00           0.12
Oregon                            1               433,635.38           0.11
Indiana                           1               360,000.00           0.09
Pennsylvania                      1               340,000.00           0.09
--------------------------------------------------------------------------------
           Total:               742           $380,059,672.10       100.00%
================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.74% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.








Banc of America Securities LLC
---------------------------------------------------------------------------   14
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------




       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

--------------------------------------------------------------------------------
                                               Aggregate               % of
                           Number of       Stated Principal        Cutoff Date
 Current Mortgage Loan     Mortgage          Balance as of        Pool Principal
 Principal Balances ($)      Loans            Cutoff Date             Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00         89         $29,388,654.06               7.73%
350,000.01 - 400,000.00        149          56,061,585.47               14.75
400,000.01 - 450,000.00        116          49,646,133.02               13.06
450,000.01 - 500,000.00         93          44,563,769.89               11.73
500,000.01 - 550,000.00         59          30,995,227.22                8.16
550,000.01 - 600,000.00         43          24,951,979.29                6.57
600,000.01 - 650,000.00         54          34,049,566.60                8.96
650,000.01 - 700,000.00         38          25,776,411.56                6.78
700,000.01 - 750,000.00         39          28,455,043.22                7.49
750,000.01 - 800,000.00          9           7,010,041.61                1.84
800,000.01 - 850,000.00         14          11,546,300.58                3.04
850,000.01 - 900,000.00          6           5,216,477.07                1.37
900,000.01 - 950,000.00          5           4,665,714.13                1.23
950,000.01 - 1,000,000.00       28          27,732,768.38                7.30
--------------------------------------------------------------------------------
           Total:              742        $380,059,672.10             100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $512,210.




Banc of America Securities LLC
---------------------------------------------------------------------------   15
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------


             Original Loan-To-Value Ratios of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                    Number Of   Stated Principal   Cutoff Date
                                    Mortgage     Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)    Loans        Cutoff Date        Balance
--------------------------------------------------------------------------------
10.01 - 15.00                          2            $961,119.99        0.25%
15.01 - 20.00                          2             905,000.00         0.24
20.01 - 25.00                          4           2,523,249.00         0.66
25.01 - 30.00                         12           5,967,190.26         1.57
30.01 - 35.00                         12           7,166,392.69         1.89
35.01 - 40.00                          8           4,488,819.46         1.18
40.01 - 45.00                         22          11,195,616.84         2.95
45.01 - 50.00                         19           8,439,413.70         2.22
50.01 - 55.00                         26          14,483,701.31         3.81
55.01 - 60.00                         36          20,261,416.65         5.33
60.01 - 65.00                         41          23,653,146.25         6.22
65.01 - 70.00                         93          48,350,723.16        12.72
70.01 - 75.00                         81          50,238,214.67        13.22
75.01 - 80.00                        358         171,332,132.14        45.08
80.01 - 85.00                          3           1,479,154.41         0.39
85.01 - 90.00                         17           6,539,512.59         1.72
90.01 - 95.00                          6           2,074,868.98         0.55
--------------------------------------------------------------------------------
                Total:               742        $380,059,672.10      100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 69.75%.





Banc of America Securities LLC
---------------------------------------------------------------------------   16
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------


           Current Mortgage Interest Rates of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                 Aggregate             % of
                              Number Of       Stated Principal      Cutoff Date
                              Mortgage         Balance as of      Pool Principal
Mortgage Interest Rates (%)    Loans            Cutoff Date          Balance
--------------------------------------------------------------------------------
4.625 - 5.000                     2               $740,500.00          0.19%
5.001 - 5.250                     5              2,298,982.95           0.60
5.251 - 5.500                     7              3,357,611.98           0.88
5.501 - 5.750                    21             11,133,376.27           2.93
5.751 - 6.000                    91             46,517,527.54          12.24
6.001 - 6.250                   243            126,773,798.69          33.36
6.251 - 6.500                   223            113,507,434.18          29.87
6.501 - 6.750                   127             64,567,427.98          16.99
6.751 - 7.000                    18              8,467,982.92           2.23
7.001 - 7.250                     5              2,695,029.59           0.71
--------------------------------------------------------------------------------
            Total:              742           $380,059,672.10        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.309%.


                  Gross Margins of the Mortgage Loans
--------------------------------------------------------------------------------
                                         Aggregate              % of
                         Number Of    Stated Principal       Cutoff Date
                         Mortgage      Balance as of      Pool Principal
Gross Margins              Loans        Cutoff Date           Balance
--------------------------------------------------------------------------------
   2.2500%                  742       $380,059,672.10          100.00%
--------------------------------------------------------------------------------
   Total:                   742       $380,059,672.10          100.00%
================================================================================














Banc of America Securities LLC
---------------------------------------------------------------------------   17
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------


                     Rate Ceilings of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                Aggregate           % of
                               Number Of    Stated Principal     Cutoff Date
Maximum Lifetime               Mortgage       Balance as of     Pool Principal
Mortgage Interest Rates (%)      Loans         Cutoff Date         Balance
--------------------------------------------------------------------------------

9.501 - 9.750                       1          $372,500.00          0.10%
9.751 - 10.000                      1           368,000.00           0.10
10.001 - 10.250                     5         2,298,982.95           0.60
10.251 - 10.500                     7         3,357,611.98           0.88
10.501 - 10.750                    21        11,133,376.27           2.93
10.751 - 11.000                    91        46,517,527.54          12.24
11.001 - 11.250                   243       126,773,798.69          33.36
11.251 - 11.500                   223       113,507,434.18          29.87
11.501 - 11.750                   127        64,567,427.98          16.99
11.751 - 12.000                    18         8,467,982.92           2.23
12.001 - 12.250                     5         2,695,029.59           0.71
--------------------------------------------------------------------------------
              Total:              742      $380,059,672.10        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 11.309%.



                First Adjustment Date of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                              Aggregate           % of
                               Number Of   Stated Principal    Cutoff Date
                               Mortgage      Balance as of    Pool Principal
First Adjustment Date           Loans         Cutoff Date        Balance
--------------------------------------------------------------------------------
July 1, 2006                       1           $488,019.02          0.13%
January 1, 2007                    3          1,341,849.02           0.35
February 1, 2007                   1            498,177.23           0.13
March 1, 2007                      5          2,188,819.13           0.58
April 1, 2007                      2            907,442.39           0.24
May 1, 2007                      184         92,559,012.48          24.35
June 1, 2007                     546        282,076,352.83          74.22
--------------------------------------------------------------------------------
              Total:             742       $380,059,672.10        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Mortgage Loans is expected to be approximately 60 months.



Banc of America Securities LLC
---------------------------------------------------------------------------   18
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2002-F $369,186,000 (approximate)
--------------------------------------------------------------------------------


                   Remaining Terms of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                              Aggregate              % of
                             Number Of    Stated Principal        Cutoff Date
                             Mortgage       Balance as of        Pool Principal
Remaining Term (Months)        Loans         Cutoff Date            Balance
--------------------------------------------------------------------------------
161 - 180                         2           $741,000.00            0.19%
181 - 200                         1            565,000.00             0.15
281 - 300                         2            841,000.00             0.22
341 - 360                       737        377,912,672.10            99.44
--------------------------------------------------------------------------------
           Total:               742       $380,059,672.10          100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.



                 Credit Scoring of Mortgagors of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                              Aggregate              % of
                             Number Of    Stated Principal        Cutoff Date
                             Mortgage       Balance as of        Pool Principal
 Credit Scores                 Loans         Cutoff Date            Balance
--------------------------------------------------------------------------------
801 - 850                        18         $9,311,040.24            2.45%
751 - 800                       349        178,323,476.63            46.92
701 - 750                       237        122,021,512.46            32.11
651 - 700                       117         60,155,914.83            15.83
601 - 650                        20          9,884,952.94             2.60
Not Available                     1            362,775.00             0.10
--------------------------------------------------------------------------------
           Total:               742       $380,059,672.10          100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).




Banc of America Securities LLC
---------------------------------------------------------------------------   19
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


MBS New Issue Term Sheet

Bank of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2002-F
$369,186,000 (approximate)

Class A-1 and Class A-2 (Offered Certificates)

Bank of America, N.A.
Seller and Servicer


June 17, 2002

----------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

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Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                            BoAMS 2002-F
------------------------------------------------------------------------------------------------------------------------------
                                                            To Maturity
------------------------------------------------------------------------------------------------------------------------------
                                                                   Est.     Est. Prin.      Expected              Expected
                 Approx.                                           WAL        Window         Final                 Ratings
   Class        Size/(1)/     Interest - Principal Type           (yrs)        (mos)        Maturity          (Moody's/Fitch)
Offered Certificates
--------------------
    A-1       $269,186,000    Variable - Pass-thru/(2)/           3.26        1 - 360       6/25/2032            Aaa/AAA
    A-2       $100,000,000    Variable - Pass-thru/(2)/           3.26        1 - 360       6/25/2032            Aaa/AAA

Not Offered Hereunder
---------------------
    B-1        $4,750,000                                                                                       Not Rated/AA
    B-2        $2,281,000                                                                                       Not Rated/A
    B-3        $1,330,000                                                                                       Not Rated/BBB
    B-4         $760,000                                                                                        Not Rated/BB
    B-5         $760,000                                                                                        Not Rated/B
    B-6        $951,017.72                                                                                 Not Rated/Not Rated
   A-PO        $41,654.38      Principal Only/(3)/                                                                Aaa/AAA
------------------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to July 2006, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of August 2006 and prior to June 2007, interest will accrue on the Class A-1 Certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ] and for the Class A-2 Certificates interest will accrue at a rate equal to the Adjusted Net WAC of the Mortgage Loans plus
     [ ]. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) The Class A-PO Certificates are Principal Only Certificates. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the Class A-PO Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


--------------------------------------------------------------------------------------------------------------------------
                                                 To The Rate Reset Date/(3)/
--------------------------------------------------------------------------------------------------------------------------
                                                                   Est.     Est. Prin.      Expected        Expected
                 Approx.                                           WAL        Window         Final           Ratings
   Class        Size/(1)/     Interest - Principal Type           (yrs)        (mos)        Maturity     (Moody's/Fitch)
Offered Certificates
--------------------
   A-1        $269,186,000    Variable - Pass-thru/(2)/            2.55       1 - 59        5/25/2007        Aaa/AAA
   A-2        $100,000,000    Variable - Pass-thru/(2)/            2.55       1 - 59        5/25/2007        Aaa/AAA
--------------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) For each Distribution Date occurring in the month of and prior to July 2006, interest will accrue on the certificates at a rate equal to the fixed rate applicable to such certificates. For each Distribution Date occurring in the month of August 2006 and prior to June 2007, interest will accrue on the Class A-1 Certificates at a rate equal to the Adjusted Net WAC of the Mortgage Loans minus [ ] and for the Class A-2 Certificates interest will accrue at a rate equal to the Adjusted Net WAC of the Mortgage Loans plus
     [ ]. For each Distribution Date occurring in the month of or after June 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based upon the Stated Principal Balances of the Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(3) Assumes any outstanding principal balance on the Class A-1 and Class A-2 Certificates will be paid in full on the Distribution Date occurring in the month of May 2007.

----------------------------------------------------------------------------   2
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

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Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                  Bank of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2002-F

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Lehman Brothers Inc. and Bear, Stearns & Co. Inc.

Seller and Servicer:          Bank of America, N.A.

Trustee:                      The Bank of New York

Transaction Size:             $380,059,672

Securities Offered:           $269,186,000 Class A-1 Certificates
                              $100,000,000 Class A-2 Certificates

Collateral:                   5/1 Hybrid LIBOR ARM Residential Mortgage Loans:
                              fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for approximately 5 years after origination and thereafter the Mortgage Loans have a variable interest rate indexed off of one year LIBOR.

Rating Agencies:              Moody's Investors Service, Inc. and Fitch Ratings
                              (Senior Certificates) and Fitch Ratings
                              (Subordinate Certificates except for the Class
                              B-6 Certificates)

Expected Pricing Date:        Week of June 17th, 2002

Expected Closing Date:        June 26, 2002

Collection Period:            The calendar month preceding the current
                              Distribution Date

Distribution Date:            25th of each month, or the next succeeding
                              Business Date (First Payment Date: July 25, 2002)

Cut-Off Date:                 June 1, 2002

Senior Certificates:          Class A-1, A-2 and A-PO Certificates (the
                              "Class A Certificates").

Subordinate Certificates:     Class B-1, B-2, B-3, B-4, B-5 and B-6
                              Certificates (the "Class B Certificates").
                              The Subordinate Certificates are not offered hereunder.

--------------------------------------------------------------------------------



----------------------------------------------------------------------------   3

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

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Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Day Count:                      30/360

Prepayment Speed:               25% CPR

Clearing:                       DTC, Clearstream and Euroclear

                                     Original
                                   Certificate        Minimum       Incremental
Certificates:                         Form         Denominations   Denominations
                                      ----         -------------   -------------
   Class  A-1 and A-2               Book Entry         $1,000            $1

   Class A-PO, Class B-1, B-3
   and B-4                          Book Entry        $25,000            $1

SMMEA Eligibility:              The Class A Certificates and the Class B-1
                                Certificate are expected to constitute
                                "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:              All of the Certificates, except the Class B-4,
                                Class B-5 and Class B-6 Certificates, are expected to be ERISA eligible.

Tax Structure:                  REMIC

Optional Clean-up Call:         Any Distribution Date on or after which the
                                Aggregate Principal Balance of the Mortgage
                                Loans declines to 10% or less of the Aggregate
                                Principal Balance as of the Cut-Off Date
                                ("Cut-Off Date Pool Principal Balance")

Principal:                      Principal will be allocated to the certificates
                                according to the Priority of Distributions:
                                The Senior Principal Distribution Amount will generally be allocated pro rata to the Class A-1 and Class A-2 Certificates until their class balances have been reduced to zero. The Class A-PO Certificates will receive principal based on the based on the Ratio Strip Principal Amount until the class balance has been reduced to zero. The
                                Subordinate Principal Distribution Amount will generally be allocated to the Subordinate
                                Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations.

                                (Please see the Priority of Distributions
                                section.)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------   4
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Interest Accrual:                Interest will accrue on each class of
                                 Certificates (except for Class A-PO; interest will accrue on the Class A-PO beginning in May
                                 2007 and thereafter) during each one-month period ending on the last day of the month preceding the month in which each Distribution
                                 Date occurs (each, an "Interest Accrual
                                 Period"). The initial Interest Accrual Period will be deemed to have commenced on June 1, 2002. Interest which accrues on such class of Certificates during an Interest Accrual Period will be calculated on the assumption that distributions which reduce the principal balances thereof on the Distribution Date in that Interest Accrual Period are made on the first day of the Interest Accrual Period.

Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee for such Mortgage
                                 Loan and the Trustee Fee Rate. The Trustee Fee
                                 Rate will be 0.0040% per annum. On and prior to the Distribution Date in May 2007, the
                                 Servicing Fee Rate for Mortgage Loans will be the per annum rate equal to (i) the related
                                 Mortgage Interest Rate on the Closing Date less
                                 (ii) the sum of [ %] and the Trustee Fee Rate;
                                 provided, however, that the Servicing Fee Rate will not be less than 0.250% per annum with respect to any Mortgage Loan. After the Distribution Date in May 2007, the Servicing
                                 Fee Rate will equal 0.250% per annum for each Mortgage Loan.

Adjusted Net WAC:                The Adjusted Net WAC of the Mortgage Loans is
                                 equal to (A) the sum of the product, for each
                                 Mortgage Loan, of (i) the Net Mortgage Interest
                                 Rate for such Mortgage Loan multiplied by
                                 (ii) the Stated Principal Balance of such
                                 Mortgage Loan on the due date of the month
                                 preceding the month of such Distribution Date
                                 divided by (B) the sum of the product of, for
                                 each Mortgage Loan, of (i) the Non-Ratio Strip
                                 Percentage for such Mortgage Loan multiplied by
                                 (ii) the Stated Principal Balance of such
                                 Mortgage Loan on the due date of the month
                                 preceding the month of such Distribution Date.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------   5
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

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Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Pool Distribution Amount:       The Pool Distribution Amount with respect to any
                                Mortgage Loans on any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage
                                Loans, by foreclosure or otherwise
                                (collectively, "Liquidation Proceeds"), during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan.
                                Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:              For any Distribution Date, immediately prior to
                                such date, (i) the aggregate principal balance of the Class A Certificates (other than the Class A-PO Certificates) divided by (ii) the aggregate principal balance of the Certificates
                                (other than the Class A-PO Certificates).

Subordinated Percentage:        For any Distribution Date the percentage equal
                                to 100% minus the Senior Percentage for such
                                date.
--------------------------------------------------------------------------------


----------------------------------------------------------------------------   6
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

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Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Prepayment Percentage: For the following Distribution Dates, will be as follows:

                              Distribution Date             Senior Prepayment %
                              -----------------             -------------------
                              July 2002 through June 2009   100%;

                              July 2009 through June 2010   the Senior Percentage plus, 70% of the
                                                             Subordinate Percentage;


                              July 2010 through June 2011    the Senior  Percentage plus, 60% of the
                                                             Subordinate Percentage;


                              July 2011 through June 2012   the Senior Percentage plus, 40% of the
                                                             Subordinate Percentage;


                              July 2012 through June 2013   the Senior Percentage plus, 20% of the
                                                             Subordinate Percentage; and


                              July 2013 and thereafter      the Senior Percentage.

                                provided, however,


                                (i) if on any Distribution Date the
                                Senior Percentage exceeds the initial
                                Senior Percentage as of the Closing
                                Date, the Senior Prepayment Percentage
                                for such date will equal 100%, (ii) if
                                on any Distribution Date prior to the
                                July 2005 Distribution Date, prior to
                                giving effect to any distributions, the
                                Subordinate Percentage for such
                                Distribution Date is greater than or
                                equal to twice the initial Subordinate
                                Percentage as of the Closing Date, then
                                the Senior Prepayment Percentage for
                                such Distribution Date will equal the
                                Senior Percentage plus 50% of the
                                Subordinate Percentage, and (iii) if on
                                or after the July 2005 Distribution
                                Date, prior to giving effect to any
                                distributions, the Subordinate
                                Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage as of the Closing Date for such Distribution Date, then the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------   7
This information does not constitute either an offer to sell or solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date,
                              such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate applicable to each Mortgage Loan and the Trustee Fee Rate.

Discount Mortgage Loan::      Any Mortgage Loan with a Net Mortgage Interest
                              Rate on the closing date that is less than [ %] per annum.

Premium Mortgage Loan:        Any Mortgage Loan with a Net Mortgage Interest
                              Rate on the closing date that is equal to or greater than [ %] per annum.

Non-Ratio Strip Percentage:   As to any Discount Mortgage Loan: a fraction
                              (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan on the closing date and the denominator of which is [ %]. As to any Mortgage Loan that is not a Discount Mortgage
                              Loan: 100%.

Ratio Strip Percentage:       As to any Discount Mortgage Loan, 100% minus the
                              Non-Ratio Strip Percentage for such Mortgage Loan.
                              As to any Mortgage Loan that is not a Discount
                              Mortgage Loan, 0%.

Ratio Strip Principal Amount: As to any Distribution  Date, the sum of the
                              Ratio Strip Percentage of (a) the principal portion of each Monthly Payment (without giving effect to payments to certain reductions thereof due on each Mortgage Loan on the related Due
                              Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan received with respect to such Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of Mortgage Loans that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on Mortgage Loans received during the calendar month preceding the month of such Distribution.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------   8
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Senior Principal              As to any Distribution Date, the sum of (i) the
Distribution Amount:          Senior Percentage of the Non-Ratio Strip
                              Percentage of all amounts described in clauses (a) through (d) of the definition of "Ratio Strip
                              Principal Amount" for such Distribution Date and
                              (ii) the Senior Prepayment Percentage of the
                              Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip Principal Amount" for such
                              Distribution Date subject to certain reductions due to losses.

Subordinate Principal         With respect to any Distribution Date, an amount
Distribution Amount:          equal to (i) the Subordinate Percentage of the
                              Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Ratio Strip Principal Amount" for such Distribution Date and (ii) the Subordinate
                              Prepayment Percentage of the Non-Ratio Strip
                              Percentage of the amounts described in clauses (e) and (f) of the definition of "Ratio Strip
                              Principal Amount" for such Distribution Date subject to certain reductions due to losses.

Class A-PO Deferred Amount:   As to any Distribution Date prior to the Senior
                              Credit Support Depletion Date, an amount equal to the aggregate of the Ratio Strip Percentage of each Realized Loss to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO
                              Certificates and not yet distributed to the Class A-PO Certificates. Class A-PO Deferred
                              Amounts will be payable to the holders of the Class A-PO Certificates from amounts otherwise distributable as principal to the Subordinated
                              Certificates, in reverse order of priority beginning with the Class B-6 Certificates.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------   9
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------

Credit support for the Offered Certificates is provided by subordination. The Subordinate Certificates provide credit support to the Senior Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Senior Certificates (other than the Class A-PO Certificates), subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates (other than the Class A-PO Certificates) over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.

--------------------------------------------------------------------------------

                      Subordination of Class B Certificates

                            -------------------------   -Up pointing arrow-
                                    Class A
                             (Credit Support 2.85%)
                            -------------------------
                            -------------------------
                                    Class B-1
                             (Credit Support 1.60%)
                            -------------------------
                            -------------------------
    Priority of                    Allocation                 Order of
      Payment                       Class B-2                   Loss
                             (Credit Support 1.00%)          Allocation
                            -------------------------
                            -------------------------
                                    Class B-3
                             (Credit Support 0.65%)
                            -------------------------
                            -------------------------
                                    Class B-4
                             (Credit Support 0.45%)
                            -------------------------
                            -------------------------
                                    Class B-5
                             (Credit Support 0.25%)
                            -------------------------
                            -------------------------
                                    Class B-6
                             (Credit Support 0.00%)
     -Down pointing arrow-  -------------------------



--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------

Distributions will be made on each Distribution Date from the Pool Distribution Amount in the following order of priority:

--------------------------------------------------------------------------------

                            Priority of Distributions
                     --------------------------------------
                              First, to the Trustee
                     --------------------------------------

                             -Down pointing arrow-
                     --------------------------------------
                       Second, to Class A to pay Interest
                     --------------------------------------

                             -Down pointing arrow-
                     --------------------------------------
                       Third, to Class A to pay Principal
                     --------------------------------------

                             -Down pointing arrow-
                     --------------------------------------
                        Fourth, to Class A-PO to pay any
                           Class A-PO Deferred Amounts
                     --------------------------------------

                             -Down pointing arrow-
                     --------------------------------------
                       Fifth, sequentially, to each class
                       of Subordinate Certificates to pay
                       Interest and Principal in the order
                        of numerical class designations,
                      beginning with Class B-1, until each
                              class balance is zero
                     --------------------------------------

                             -Down pointing arrow-
                     --------------------------------------
                       Sixth, to the residual certificate,
                              any remaining amounts
                     --------------------------------------

---------------------------------------------------------------------------- 10
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


                            Bond Summary to Maturity

A-1
-----------------------------------------------------------------------------------------------------------------
  CPR                                    5%        15%        20%        25%        30%       40%        50%
-----------------------------------------------------------------------------------------------------------------
  Yield at 100-00                      4.606      4.608      4.602      4.592      4.577     4.537      4.484
  Average Life (Years)                 11.263     5.374      4.102      3.257      2.662     1.888      1.407
  Modified Duration                    7.758      4.261      3.395      2.782      2.328     1.706      1.299
  First Principal Payment Date        7/25/02    7/25/02    7/25/02    7/25/02    7/25/02   7/25/02    7/25/02
  Last Principal Payment Date         6/25/32    6/25/32    6/25/32    6/25/32    6/25/32   6/25/32    6/25/32
  Principal Payment Window (Months)     360        360        360        360        360       360        360


A-2
-----------------------------------------------------------------------------------------------------------------
  CPR                                    5%        15%        20%        25%        30%       40%        50%
-----------------------------------------------------------------------------------------------------------------
  Yield at 101-00                      4.741      4.749      4.724      4.682      4.623     4.459      4.236
  Average Life (Years)                 11.263     5.374      4.102      3.257      2.662     1.888      1.407
  Modified Duration                    7.583      4.199      3.358      2.761      2.318     1.707      1.304
  First Principal Payment Date        7/25/02    7/25/02    7/25/02    7/25/02    7/25/02   7/25/02    7/25/02
  Last Principal Payment Date         6/25/32    6/25/32    6/25/32    6/25/32    6/25/32   6/25/32    6/25/32
  Principal Payment Window (Months)     360        360        360        360        360       360        360


                       Bond Summary to Rate Reset Date(1)

A-1
-----------------------------------------------------------------------------------------------------------------
  CPR                                    5%        15%        20%        25%        30%       40%        50%
-----------------------------------------------------------------------------------------------------------------
  Yield at 100-00                      4.642      4.619      4.605      4.590      4.573     4.532      4.480
  Average Life (Years)                 4.210      3.275      2.891      2.551      2.250     1.752      1.366
  Modified Duration                    3.708      2.918      2.590      2.299      2.040     1.608      1.269
  First Principal Payment Date        7/25/02    7/25/02    7/25/02    7/25/02    7/25/02   7/25/02    7/25/02
  Last Principal Payment Date         5/25/07    5/25/07    5/25/07    5/25/07    5/25/07   5/25/07    5/25/07
  Principal Payment Window (Months)      59         59         59         59        59         59         59



A-2
-----------------------------------------------------------------------------------------------------------------
  CPR                                    5%        15%        20%        25%        30%       40%        50%
-----------------------------------------------------------------------------------------------------------------
  Yield at 101-00                      4.921      4.823      4.765      4.699      4.625     4.449      4.227
  Average Life (Years)                 4.210      3.275      2.891      2.551      2.250     1.752      1.366
  Modified Duration                    3.666      2.894      2.573      2.288      2.034     1.608      1.273
  First Principal Payment Date        7/25/02    7/25/02    7/25/02    7/25/02    7/25/02   7/25/02    7/25/02
  Last Principal Payment Date         5/25/07    5/25/07    5/25/07    5/25/07    5/25/07   5/25/07    5/25/07
  Principal Payment Window (Months)      59         59         59         59        59         59         59

(1) Assumes any outstanding principal balance on the Class A Certificates will be paid in full on the Distribution Date occurring in the month of May 2007.

----------------------------------------------------------------------------  11
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Collateral Summary of Mortgage Loans
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARM residential mortgage loans which are conventional, fully amortizing, one-to-four family, residential first lien mortgage loans. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage loan interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                     Collateral Summary      Range (if applicable)
                                                     ------------------      ---------------------
Total Outstanding Loan Balance                            $380,059,672
Total Number of Loans                                              742
Average Loan Principal Balance                                $512,210      $301,000 to $1,000,000
WA Gross Coupon                                                 6.309%            4.625% to 7.250%
WA FICO                                                            742                  620 to 819
WA Original Term (mos.)                                            359                  180 to 360
WA Remaining Term (mos.)                                           359                  180 to 360
WA OLTV                                                         69.75%            12.52% to 95.00%
WA Months to First Adjustment Date                                  60                   49 to 60
WA Gross Margin                                                 2.250%
WA Rate Ceiling                                                11.309%           9.625% to 12.250%
Geographic Concentration of  Mortgaged Properties     CA        79.84%
(Top 5 States) based on the Aggregate Stated          FL         3.67%
Principal Balance                                     NV         1.53%
                                                      IL         1.43%
                                                      MA         1.35%

--------------------------------------------------------------------------------



----------------------------------------------------------------------------  12
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Collateral Summary of Mortgage Loans
--------------------------------------------------------------------------------
The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                    Occupancy of the Mortgaged Properties (1)
--------------------------------------------------------------------------------
                                              Aggregate             % of
                           Number Of       Stated Principal      Cutoff Date
                           Mortgage         Balance as of      Pool Principal
    Occupancy               Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
Primary                      705           $360,850,616.16         94.95%
Secondary                     32             17,494,477.22           4.60
Investor                       5              1,714,578.72           0.45
--------------------------------------------------------------------------------
           Total:            742           $380,059,672.10        100.00%
================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                      Property Types of the Mortgage Loans
--------------------------------------------------------------------------------
                                               Aggregate              % of
                            Number Of       Stated Principal       Cutoff Date
                            Mortgage         Balance as of       Pool Principal
    Property Type            Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
Single Family Residence       482          $252,727,609.44           66.50%
PUD-Detached                  149            75,261,500.58            19.80
Condominium                    81            38,072,427.41            10.02
2-Family                       11             6,356,004.73             1.67
PUD-Attached                   13             5,050,388.24             1.33
Co-Op                           2               966,926.31             0.25
3-Family                        2               835,170.23             0.22
Townhouse                       2               789,645.16             0.21
--------------------------------------------------------------------------------
           Total:             742          $380,059,672.10          100.00%
================================================================================


               Mortgage Loan Purpose of the Mortgage Loans
--------------------------------------------------------------------------------
                                               Aggregate             % of
                           Number Of        Stated Principal      Cutoff Date
                           Mortgage          Balance as of      Pool Principal
      Purpose               Loans             Cutoff Date           Balance
--------------------------------------------------------------------------------
Purchase                     425             $217,381,262.29         57.20%
Refinance-Rate/Term          231              123,146,602.49          32.40
Refinance-Cashout             86               39,531,807.32          10.40
--------------------------------------------------------------------------------
           Total:            742             $380,059,672.10        100.00%
================================================================================


----------------------------------------------------------------------------  13
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


               Geographical Distribution of the Mortgage Properties (1)
-------------------------------------------------------------------------------
                                               Aggregate             % of
                            Number Of       Stated Principal      Cutoff Date
                            Mortgage         Balance as of       Pool Principal
     Geographic Area         Loans            Cutoff Date           Balance
-------------------------------------------------------------------------------
California                     588           $303,453,888.98         79.84%
Florida                         27             13,964,420.73           3.67
Nevada                          11              5,822,959.58           1.53
Illinois                        12              5,422,317.64           1.43
Massachusetts                    8              5,126,038.61           1.35
Arizona                          8              5,099,122.89           1.34
Colorado                        10              4,868,719.46           1.28
Virginia                        10              4,364,715.60           1.15
Texas                            6              3,583,514.93           0.94
Maryland                         7              3,185,608.04           0.84
North Carolina                   8              3,179,412.81           0.84
District of Columbia             6              2,896,280.94           0.76
Washington                       5              2,492,070.94           0.66
Connecticut                      5              2,461,639.80           0.65
Minnesota                        4              2,438,199.50           0.64
Tennessee                        4              1,813,992.93           0.48
South Carolina                   4              1,792,116.55           0.47
Georgia                          4              1,664,673.71           0.44
New York                         3              1,420,224.27           0.37
Missouri                         3              1,176,019.02           0.31
Wisconsin                        2              1,101,000.00           0.29
Kansas                           2                671,519.76           0.18
Ohio                             1                475,580.03           0.13
Arkansas                         1                452,000.00           0.12
Oregon                           1                433,635.38           0.11
Indiana                          1                360,000.00           0.09
Pennsylvania                     1                340,000.00           0.09
----------------------------------------------------------------------------
           Total:              742           $380,059,672.10        100.00%
============================================================================

(1) As of the Cut-Off Date, no more than approximately 1.74% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

----------------------------------------------------------------------------  14
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                  Aggregate              % of
                             Number Of        Stated Principal      Cutoff Date
Current Mortgage Loan         Mortgage          Balance as of     Pool Principal
Principal Balances ($)          Loans            Cutoff Date           Balance
--------------------------------------------------------------------------------
300,000.01 - 350,000.00           89            $29,388,654.06           7.73%
350,000.01 - 400,000.00          149             56,061,585.47           14.75
400,000.01 - 450,000.00          116             49,646,133.02           13.06
450,000.01 - 500,000.00           93             44,563,769.89           11.73
500,000.01 - 550,000.00           59             30,995,227.22            8.16
550,000.01 - 600,000.00           43             24,951,979.29            6.57
600,000.01 - 650,000.00           54             34,049,566.60            8.96
650,000.01 - 700,000.00           38             25,776,411.56            6.78
700,000.01 - 750,000.00           39             28,455,043.22            7.49
750,000.01 - 800,000.00            9              7,010,041.61            1.84
800,000.01 - 850,000.00           14             11,546,300.58            3.04
850,000.01 - 900,000.00            6              5,216,477.07            1.37
900,000.01 - 950,000.00            5              4,665,714.13            1.23
950,000.01 - 1,000,000.00         28             27,732,768.38            7.30
--------------------------------------------------------------------------------
           Total:                742           $380,059,672.10         100.00%
================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $512,210.



----------------------------------------------------------------------------  15
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


                Original Loan-To-Value Ratios of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                  Aggregate          % of
                                    Number Of  Stated Principal   Cutoff Date
                                    Mortgage    Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)     Loans      Cutoff Date        Balance
--------------------------------------------------------------------------------
10.01 - 15.00                            2        $961,119.99         0.25%
15.01 - 20.00                            2         905,000.00          0.24
20.01 - 25.00                            4       2,523,249.00          0.66
25.01 - 30.00                           12       5,967,190.26          1.57
30.01 - 35.00                           12       7,166,392.69          1.89
35.01 - 40.00                            8       4,488,819.46          1.18
40.01 - 45.00                           22      11,195,616.84          2.95
45.01 - 50.00                           19       8,439,413.70          2.22
50.01 - 55.00                           26      14,483,701.31          3.81
55.01 - 60.00                           36      20,261,416.65          5.33
60.01 - 65.00                           41      23,653,146.25          6.22
65.01 - 70.00                           93      48,350,723.16         12.72
70.01 - 75.00                           81      50,238,214.67         13.22
75.01 - 80.00                          358     171,332,132.14         45.08
80.01 - 85.00                            3       1,479,154.41          0.39
85.01 - 90.00                           17       6,539,512.59          1.72
90.01 - 95.00                            6       2,074,868.98          0.55
--------------------------------------------------------------------------------
                Total:                 742    $380,059,672.10       100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 69.75%.




----------------------------------------------------------------------------  16
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


               Current Mortgage Interest Rates of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                    Number Of   Stated Principal   Cutoff Date
                                    Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)           Loans       Cutoff Date        Balance
--------------------------------------------------------------------------------
4.625 - 5.000                            2           $740,500.00       0.19%
5.001 - 5.250                            5          2,298,982.95        0.60
5.251 - 5.500                            7          3,357,611.98        0.88
5.501 - 5.750                           21         11,133,376.27        2.93
5.751 - 6.000                           91         46,517,527.54       12.24
6.001 - 6.250                          243        126,773,798.69       33.36
6.251 - 6.500                          223        113,507,434.18       29.87
6.501 - 6.750                          127         64,567,427.98       16.99
6.751 - 7.000                           18          8,467,982.92        2.23
7.001 - 7.250                            5          2,695,029.59        0.71
--------------------------------------------------------------------------------
            Total:                     742       $380,059,672.10     100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.309%.


                  Gross Margins of the Mortgage Loans
--------------------------------------------------------------------------------
                                                   Aggregate          % of
                                    Number Of   Stated Principal   Cutoff Date
                                    Mortgage      Balance as of   Pool Principal
         Gross Margins                Loans        Cutoff Date       Balance
--------------------------------------------------------------------------------
            2.2500%                    742      $380,059,672.10       100.00%
--------------------------------------------------------------------------------
            Total:                     742      $380,059,672.10       100.00%
================================================================================



----------------------------------------------------------------------------  17
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------


                     Rate Ceilings of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                 Aggregate           % of
                                 Number Of    Stated Principal    Cutoff Date
     Maximum Lifetime             Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)        Loans         Cutoff Date        Balance
--------------------------------------------------------------------------------
9.501 - 9.750                         1          $372,500.00           0.10%
9.751 - 10.000                        1           368,000.00            0.10
10.001 - 10.250                       5         2,298,982.95            0.60
10.251 - 10.500                       7         3,357,611.98            0.88
10.501 - 10.750                      21        11,133,376.27            2.93
10.751 - 11.000                      91        46,517,527.54           12.24
11.001 - 11.250                     243       126,773,798.69           33.36
11.251 - 11.500                     223       113,507,434.18           29.87
11.501 - 11.750                     127        64,567,427.98           16.99
11.751 - 12.000                      18         8,467,982.92            2.23
12.001 - 12.250                       5         2,695,029.59            0.71
--------------------------------------------------------------------------------
              Total:                742      $380,059,672.10         100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 11.309%.



                 First Adjustment Date of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                                  Aggregate           % of
                                 Number Of    Stated Principal     Cutoff Date
                                  Mortgage      Balance as of    Pool Principal
First Adjustment Date              Loans         Cutoff Date         Balance
--------------------------------------------------------------------------------
July 1, 2006                          1            $488,019.02          0.13%
January 1, 2007                       3           1,341,849.02           0.35
February 1, 2007                      1             498,177.23           0.13
March 1, 2007                         5           2,188,819.13           0.58
April 1, 2007                         2             907,442.39           0.24
May 1, 2007                         184          92,559,012.48          24.35
June 1, 2007                        546         282,076,352.83          74.22
--------------------------------------------------------------------------------
              Total:                742        $380,059,672.10        100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Mortgage Loans is expected to be approximately 60 months.




----------------------------------------------------------------------------  18
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

--------------------------------------------------------------------------------
Lehman Brothers                                       Mortgage Backed Securities
--------------------------------------------------------------------------------

                    Remaining Terms of the Mortgage Loans(1)
--------------------------------------------------------------------------------
                                                  Aggregate          % of
                             Number Of         Stated Principal   Cutoff Date
                              Mortgage           Balance as of   Pool Principal
Remaining Term (Months)         Loans             Cutoff Date       Balance
--------------------------------------------------------------------------------
161 - 180                         2               $741,000.00         0.19%
181 - 200                         1                565,000.00          0.15
281 - 300                         2                841,000.00          0.22
341 - 360                       737            377,912,672.10         99.44
--------------------------------------------------------------------------------
           Total:               742           $380,059,672.10       100.00%
================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.


             Credit Scoring of Mortgagors of the Mortgage Loans (1)
--------------------------------------------------------------------------------
                                          Aggregate                  % of
                      Number Of        Stated Principal           Cutoff Date
                       Mortgage         Balance as of            Pool Principal
Credit Scores           Loans            Cutoff Date                Balance
--------------------------------------------------------------------------------
801 - 850                  18           $9,311,040.24                2.45%
751 - 800                 349          178,323,476.63                46.92
701 - 750                 237          122,021,512.46                32.11
651 - 700                 117           60,155,914.83                15.83
601 - 650                  20            9,884,952.94                 2.60
Not Available               1              362,775.00                 0.10
--------------------------------------------------------------------------------
           Total:         742         $380,059,672.10              100.00%
================================================================================

(1) The scores shown are Bureau Credit Scores from Experiean (FICO), Equifax (Beacon) and TransUnion (Empirica).




----------------------------------------------------------------------------  19
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.
Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

BOAMS02F1 - Price/Yield - A1

Balance        $269,200,000.00     Delay            24
Initial Coupon 4.57                Dated            6/1/02
Settle         6/26/02             First Payment    7/25/02


Price                     5 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR           50 CPR
                         To Roll         To Roll         To Roll         To Roll         To Roll         To Roll          To Roll
                          Yield           Yield           Yield           Yield           Yield           Yield            Yield
99-16.00                  4.666           4.681           4.689           4.699           4.710           4.736            4.768
99-18.00                  4.649           4.659           4.665           4.672           4.679           4.697            4.719
99-20.00                  4.633           4.638           4.641           4.644           4.648           4.658            4.669
99-22.00                  4.616           4.616           4.617           4.617           4.618           4.619            4.620
99-24.00                  4.599           4.595           4.593           4.590           4.587           4.580            4.571
99-26.00                  4.582           4.574           4.569           4.563           4.556           4.541            4.521
99-28.00                  4.565           4.552           4.545           4.536           4.526           4.502            4.472
99-30.00                  4.549           4.531           4.520           4.509           4.495           4.463            4.423
100-00.00                 4.532           4.510           4.496           4.482           4.465           4.425            4.374
100-02.00                 4.515           4.488           4.472           4.455           4.434           4.386            4.325
100-04.00                 4.498           4.467           4.449           4.428           4.404           4.347            4.276
100-06.00                 4.482           4.446           4.425           4.401           4.374           4.309            4.227
100-08.00                 4.465           4.425           4.401           4.374           4.343           4.270            4.178
100-10.00                 4.448           4.403           4.377           4.347           4.313           4.232            4.130
100-12.00                 4.432           4.382           4.353           4.320           4.283           4.193            4.081
100-14.00                 4.415           4.361           4.329           4.293           4.252           4.155            4.032
100-16.00                 4.398           4.340           4.305           4.266           4.222           4.117            3.984
WAL                       4.210           3.275           2.891           2.551           2.250           1.752            1.366
Mod Durn                  3.719           2.925           2.596           2.305           2.045           1.611            1.271
Principal Window      Jul02 - May07   Jul02 - May07   Jul02 - May07   Jul02 - May07   Jul02 - May07   Jul02 - May07    Jul02 - May07

LIBOR_1YR                 2.52            2.52            2.52            2.52            2.52            2.52             2.52

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS02F1 - Price/Yield - A2

Balance         $100,000,000.00      Delay           24
Initial Coupon  5.11                 Dated           6/1/02
Settle          6/26/02              First Payment   7/25/02

Price               5 CPR          15 CPR          20 CPR          25 CPR          30 CPR          40 CPR          50 CPR
                   To Roll         To Roll         To Roll         To Roll         To Roll         To Roll         To Roll
                    Yield           Yield           Yield           Yield           Yield           Yield           Yield
100-16.00           4.936           4.875           4.838           4.797           4.751           4.640           4.501
100-18.00           4.920           4.854           4.814           4.770           4.721           4.602           4.452
100-20.00           4.903           4.832           4.790           4.743           4.690           4.563           4.404
100-22.00           4.886           4.811           4.766           4.716           4.660           4.525           4.355
100-24.00           4.869           4.789           4.742           4.689           4.629           4.486           4.306
100-26.00           4.852           4.768           4.718           4.662           4.599           4.448           4.258
100-28.00           4.835           4.747           4.694           4.635           4.569           4.409           4.209
100-30.00           4.819           4.726           4.670           4.608           4.538           4.371           4.161
101-00.00           4.802           4.704           4.647           4.581           4.508           4.333           4.112
101-02.00           4.785           4.683           4.623           4.555           4.478           4.295           4.064
101-04.00           4.768           4.662           4.599           4.528           4.448           4.256           4.016
101-06.00           4.752           4.641           4.575           4.501           4.417           4.218           3.968
101-08.00           4.735           4.619           4.551           4.474           4.387           4.180           3.919
101-10.00           4.718           4.598           4.527           4.447           4.357           4.142           3.871
101-12.00           4.702           4.577           4.504           4.421           4.327           4.104           3.823
101-14.00           4.685           4.556           4.480           4.394           4.297           4.066           3.775
101-16.00           4.668           4.535           4.456           4.367           4.267           4.028           3.728
WAL                 4.210           3.275           2.891           2.551           2.250           1.752           1.366
Mod Durn            3.678           2.902           2.580           2.294           2.039           1.612           1.275
Principal       Jul02 - May07   Jul02 - May07   Jul02 - May07   Jul02 - May07   Jul02 - May07   Jul02 - May07   Jul02 - May07
Window
LIBOR_1YR           2.52            2.52            2.52            2.52            2.52            2.52            2.52

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.